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                                                                    EXHIBIT 10.1


                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         This Third Amendment to Credit and Security Agreement (this "Amendment") made as of February 17, 2003 among THOMAS & BETTS CORPORATION, as Borrower (the "Borrower"), the various financial institutions whose names appear as lenders on the signature pages to the Credit Agreement (as defined below) (together with any other financial institution which subsequently becomes a lender under the Credit Agreement, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit and Security Agreement, dated as of November 15, 2001, as amended by that certain First Amendment to Credit and Security Agreement and Agreement to Release, dated as of March 25, 2002, as further amended by that certain Second Amendment to Credit and Security Agreement, dated as of June 21, 2002 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the Required Lenders and the Agent have agreed to such amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the fulfillment of the conditions precedent to the effectiveness of this Amendment which are set forth below, the Credit Agreement shall be amended as follows:

                  (a) Section 2.15 of the Credit Agreement, Issuance of Letters of Credit, is hereby amended by deleting in its entirety Section 2.15 and inserting the following in lieu thereof:

                  "Issuance of Letters of Credit. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, Wachovia shall issue for the account of the Borrower, one or more Letters of Credit denominated in Dollars, in accordance with this ARTICLE 2, from time to time during the period commencing on the Closing Date and ending on the Domestic Business Day prior to the Termination Date; provided, however, that any Letter of Credit (including any Closing
                  Date Letter of Credit) may be issued, renewed or re-issued so long as


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                  the expiration date thereof, as so extended or renewed, does not extend beyond the date which is thirteen (13) months following the Termination Date."

                  (b) Section 6.01 of the Credit Agreement, Events of Default, is hereby amended by deleting therefrom the last sentence thereof and inserting the following in lieu thereof:

                  "In no event may any Lender or Lenders exercise any rights, remedies or powers with respect to the Obligations, this Credit Agreement and the other Credit Documents without the consent of the Agent and the Required Lenders; provided that with respect to any Obligations arising under any Interest Rate Protection Agreement or ForEx Contract, any Lender or Lenders, or Affiliates thereof, party to such Interest Rate Protection Agreement or ForEx Contract may terminate such Interest Rate Protection Agreement or ForEx Contract without the consent of the Agent or the Required Lenders."

                  (c) Section 10.06(a) of the Credit Agreement, Amendments and Waivers, is hereby amended by deleting the final period therein and inserting the following in lieu thereof:

                  ";provided further that, the consent of the Required Lenders shall not be required with respect to any amendment to, or waiver of, any Interest Rate Protection Agreement or ForEx Contract."

         2. NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents. Except for the amendments expressly set forth above and delivered in connection herewith, the text of the Credit Agreement and all other Credit Documents shall remain unchanged and in full force and effect and the Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Agent or the Lenders at variance with the Credit Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Credit Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Agent's and the Lenders' security interests in, security titles to, or other Liens on, any Collateral for the Obligations, other than as expressly set forth herein.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when, and only when, the Agent, on behalf of itself and the Lenders, shall have received, in form and substance reasonably satisfactory to it:


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                  (a) duly executed counterparts of this Amendment;

                  (b) duly executed counterparts to the First Amendment to Subsidiary Guaranty and First Amendment to Subsidiary Security Agreement; and

                  (c) such other information, documents, instruments or approvals as the Agent may require, in form and substance reasonably satisfactory to Agent.

         4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee;

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Documents, as amended hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's organizational documents, (ii) law; or (iii) or any contractual restriction binding on or affecting the Borrower;

                  (c) This Amendment and each of the other Credit Documents, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally; and

                  (d) No Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this Amendment.

         5. CONSENT TO AMENDMENTS TO CREDIT DOCUMENTS. Pursuant to Section 10.06(a) of the Credit Agreement, the Required Lenders hereby consent to that certain First Amendment to Subsidiary Guaranty and First Amendment to Subsidiary Security Agreement, each substantially in the form attached hereto as Exhibit A and B respectively.

         6. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees


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and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         9. CREDIT DOCUMENT. This amendment shall be deemed to be a Credit Document for all purposes.

         10. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof and shall be deemed to be a writing for all purposes.


                  [remainder of page intentionally left blank]

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                 IN WITNESS WHEREOF, the parties hereto have caused their
respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.


                                                  THOMAS & BETTS CORPORATION

                                                  By: /s/ THOMAS C. OVIATT
                                                      ------------------------
                                                  Name:  Thomas C. Oviatt
                                                  Title: Treasurer

                                                  8155 T&B Boulevard
                                                  Memphis, TN 38125
                                                  Facsimile:  901-252-1372



Third Amendment to Credit and Security Agreement

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                                           WACHOVIA BANK, NATIONAL
                                           ASSOCIATION, as Agent and as a Lender


                                           By: /s/ W. EUGENE WILSON
                                               ------------------------------
                                               Name:  W. Eugene Wilson
                                               Title: Director


                                           Lending Office
                                           Wachovia Bank, N.A.
                                           191 Peachtree Street, N.E.
                                           Atlanta, GA 30303-1757
                                           Attention:  Asset Based Lending
                                           Facsimile:  404-332-6920



Third Amendment to Credit and Security Agreement

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                                           FLEET CAPITAL CORPORATION,
                                           as a Lender


                                           BY: /s/ CHRISTOPHER K. NAIRNE
                                               ---------------------------------
                                               Name:  Christopher K. Nairne
                                               Title: Vice President


                                           Lending Office
                                           Fleet Capital Corporation
                                           300 Galleria Parkway, N.W.
                                           Atlanta, GA 30339
                                           Attention:  Christopher K. Nairne,
                                                       Vice President
                                           Facsimile:  770-857-2947



Third Amendment to Credit and Security Agreement

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                                            SIEMENS FINANCIAL SERVICES,
                                            INC., as a Lender


                                            By: /s/ FRANK AMODIO
                                                --------------------------------
                                                Name:  Frank Amodio
                                                Title: Vice President - Credit


                                            Lending Office
                                            Siemens Financial Services, Inc.
                                            200 Somerset Corporate Boulevard
                                            Bridgewater, NJ 08807-2843
                                            Attention:  Mark Picillo
                                            Facsimile:  908-575-4060



Third Amendment to Credit and Security Agreement

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                                         CIBC INC., as a Lender


                                         By: /s/ DOMINIC J. SORRESSO
                                             -----------------------------------
                                             Name:  Dominic J. Sorresso
                                             Title: Executive Director
                                             CIBC World Markets Corp., as Agent


                                         Lending Office
                                         CIBC Inc.
                                         425 Lexington Avenue
                                         New York, NY 10017
                                         Attention:  Clare Coyne
                                                     Senior Associate
                                         Facsimile:  770-319-4950



Third Amendment to Credit and Security Agreement

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                                         THE NORTHERN TRUST COMPANY,
                                         as a Lender

                                         By: /s/ CHRIS MCKEAN
                                             -----------------------------------
                                             Name:  Chris McKean
                                             Title: Second Vice President


                                         Lending Office
                                         The Northern Trust Company
                                         50 S. LaSalle
                                         Chicago, IL 60675
                                         Attention:  Christopher L. McKean,
                                                     Second Vice President
                                         Facsimile:  312-444-5055



Third Amendment to Credit and Security Agreement

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                                         KBC BANK N.V., as a Lender

                                         By: /s/ ROBERT SNAUFFER
                                             -----------------------------------
                                             Name:  Robert Snauffer
                                             Title: First Vice President

                                         By: /s/ ERIC RASKIN
                                             -----------------------------------
                                             Name:  Eric Raskin
                                             Title: Vice President


                                         Lending Office
                                         KBC Bank N.V.
                                         245 Peachtree Center Avenue
                                         Marquis One Tower, Suite 2550
                                         Atlanta, GA 30303
                                         Attention: Jackie Brunetto,
                                                    Vice President
                                         Facsimile: 404-584-5465



Third Amendment to Credit and Security Agreement